SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



   Date of Report (Date of earliest event reported) May 17, 2001
                         BICO, INC.
   (Exact name of registrant as specified in its charter)


 Pennsylvania                   0-10822                  25-1229323
(State of other jurisdiction  (Commission File Number)  (IRS Employer
  of incorporation)                                     Identification No.)


  2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (412) 429-0673


     _________________________________________________________
   (Former name or former address,if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Attached is a press release released by PR Newswire on May 17th in regards to the live simulcast of BICO's
          Shareholders Meeting held on May 17th.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  May 17, 2001




          BICO Archived Webcast of Shareholders' Meeting Available; Meeting Includes Highlights of Significant Project Milestones

    PITTSBURGH, May 17 /PRNewswire/ -- BICO, Inc. (OTC Bulletin Board: BIKO) announced today that the archived webcast for its Special Meeting of Shareholders, conducted on May 17, 2001 at the Holiday Inn in Washington, PA is now available. The transmission of the live Internet simulcast of this meeting was disrupted earlier due to a server outage at PR Newswire's streaming partner, Visual Data Corporation. However the audio and slideshow of the event in its entirety can now be accessed.
    The meeting included presentations from various experts on all of its ongoing projects.

    Anyone wishing to register for the Internet simulcast should visit BICO's Website at www.bico.com and follow the link to the registration page at www.videonewswire.com/BICO/051701/.
    This link will remain active for 90 days providing access to the meeting as a whole as well as to each of the project presentations individually.
    BICO, Incorporated has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental solutions.

    FOR FURTHER INFORMATION, CONTACT:
    Investors                   Media
    Diane McQuaide              Susan Taylor
    1.412.429.0673 phone        1.412.429.0673 phone
    1.412.279.9690 fax          1.412.279.5041 fax

              INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
                            WEBSITE: www.bico.com

    This press release contains statements of a forward looking nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.

                              MAKE YOUR OPINION COUNT -  Click Here
               http://tbutton.prnewswire.com/prn/11690X07744980

SOURCE  BICO, Incorporated
    -0-                             05/17/2001
    /CONTACT: Investors: Diane McQuaide, 412-429-0673, or fax, 412-279-9690, or Media: Susan Taylor, 412-429-0673, or fax, 412-279-5041, both of BICO/
    /Web site:  http://www.bico.com /
    /Audio:     http://www.videonewswire.com/BICO/051701 /
    (BIKO)